EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (File Nos. 333-85292 and 333-90846) of ITS Networks, Inc. of our report dated December 14, 2001, relating to the consolidated financial statements of ITS Networks Inc., which report is incorporated by reference in this annual report on Form 10-KSB.


January  14,  2003                         Moore  Stephens,  P.C.

                                           /s/Moore Stephens